                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 08, 1999

                              THE LOEWEN GROUP INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    BRITISH COLUMBIA, CANADA                 0-18429                         98-0121376
    ------------------------         -----------------------     --------------------------------
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION NO.)
         INCORPORATION)




         4126 NORLAND AVENUE, BURNABY, BRITISH COLUMBIA            V5G 3S8
       ----------------------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 604-299-9321
                                                           ------------


                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




                                                      EXHIBIT INDEX IS ON PAGE 3
                                                                     PAGE 1 OF 4

ITEM 5.  OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit No.   Description
         -----------   -----------

         Exhibit 99    The Loewen Group Inc. Press Release dated March 08, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 08, 1999.

                                            THE LOEWEN GROUP INC.



                                            By:  /s/  BRADLEY D. STAM
                                                 -------------------------------
                                            Name:   Bradley D. Stam
                                            Title:  Senior Vice President, Law

                                  EXHIBIT INDEX




                                                                                Sequential
Number         Exhibit                                                          Page Number
------         -------                                                          -----------

99             The Loewen Group Inc.                                                   4
               Press Release dated March 08, 1999
